Exhibit 32.1

Certification pursuant to
18 U.S.C. section 1350,
as adopted pursuant to
section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of First Mid-Illinois Bancshares, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2006 (the “Report”), I, William S. Rowland, as President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2007

/s/ William S. Rowland
William S. Rowland
President and Chief Executive Officer